UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 21, 2004

                        Commission File Number 333-41342

                   GALTECH SEMICONDUCTOR MATERIALS CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Utah                                         87-0427597
 --------------------------------              --------------------------------
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                            Number)

                         25308 SE 35th St., Issaquah, WA
                    -----------------------------------------
                    (Address of principal executive offices)

                                      98029
                                   ----------
                                   (Zip Code)

                                  425-391-3019
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets

Galtech Semiconductor Materials Corporation (GSM), announces that effective December 20, 2004, International Amateur Sports Championships, Inc. (IASC), a wholly owned subsidiary, which was formed to purchase up to 51% of United States Amateur Motocross Championships, Inc. (USAMXC), has agreed to purchase 25.5% of USAMXC for a purchase price of $500,000. IASC also has the option to purchase an additional 25.5% of USAMXC for the same price. Information regarding USAMXC can be obtained by going to their web site: www.attackmx.com. IASC authorized the issuance of 1,000 shares of its Preferred Stock at a price of $500.00 per share in order to purchase the 25.5%. Additionally, GSM agreed to issue and give 2,500,000 of Restricted GSM Common Stock to the purchaser of the Preferred as an added incentive to purchase the stock.

The Preferred Shares carry a cumulative dividend of 9% per annum and are convertible into GSM Common Stock at the rate of 5,000 shares of GSM for each share of IASC Preferred Stock, at the option of the holder. The Preferred shares are redeemable on or before one year from the date of issue for the face amount plus the accrued dividend. The 25.5% interest in USAMXC serves as collateral for the redemption of the Preferred Stock. IASC has authorized, and is in the process of offering up to 4,000,000 Shares of Restricted Common Stock at a price of $0.50 per share. ISAC intends to use a portion of the proceeds from the offering to redeem the Preferred Shares.

Both the IASC Preferred Stock and the GSM Restricted Common Stock are to be issued to Enterprise Group, LLC or their designee.*

*Enterprise Group, LLC may be considered to be an affiliate of Garry Quintana, President of IASC and GSM. The financial statements of IASC and GSM will not be filed with this report. However, they will be filed on or before February 18, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GALTECH SEMICONDUCTOR MATERIALS CORPORATION



Date: December 21, 2004              By: /s/ Garry Quintana
                                        ---------------------------------------
                                        Garrett Quintana, President

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